UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION

C3-2-23A, JALAN 1/152, TAMAN OUG PARKLANE

OFF JALAN KELANG LAMA

58200 KUALA LUMPUR, MALAYSIA

Dear Technology & Telecommunication Acquisition Corporation Shareholder:

You are cordially invited to attend an extraordinary general meeting of Technology & Telecommunication Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “TETE,” “we,” “us” or “our”), which will be held on August 20, 2026, at 9:00 a.m., New York Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in person at the offices of Technology & Telecommunication Acquisition Corporation, C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia and via virtual meeting format setting. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/tete/ext2026 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business TETE will conduct at the Extraordinary General Meeting and provide information about TETE that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To amend and restate TETE’s Amended and Restated Articles of Association (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) by six (6) months from August 20, 2026 to February 20, 2027 (as extended, the “Extended Date”) (i.e., for a period of time ending 61 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To amend TETE’s investment management trust agreement, dated as of January 14, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period by six (6) months from August 20, 2026 to the Extended Date (the “Trust Agreement Amendment”) (the “Trust Agreement Amendment Proposal”);

●	Proposal No. 3 – Adjournment Proposal – To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete its proposed business combination (the “Proposed Business Combination”) pursuant to the amended and restated agreement and plan of merger, dated as of August 2, 2023, as it may be amended, which provides for a business combination between TETE and Bradbury Capital Holdings Inc., a Cayman Islands exempted company (“Holdings”). The Company’s charter provides that the Company has until August 20, 2026 to complete a business combination. While we have entered into a definitive agreement with Holdings in respect of the Proposed Business Combination, our board of directors currently believes that there will not be sufficient time before August 20, 2026 to hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from August 20, 2026 to the Extended Date. You are not being asked to vote on a Business Combination at this time.

i

On January 18, 2023, TETE held its extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s Amended and Restated Articles of Association to give TETE the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to six (6) times for an additional one (1) month each time, from January 20, 2023 to July 20, 2023; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to six (6) times for an additional one (1) month each time from January 20, 2023 to the Extended Date by depositing into the Trust Account, for each one-month extension, the lesser of (a) $262,500 and (b) $0.0525 for each Class A ordinary share outstanding, and (iii) amend the articles of association to expand the methods that TETE may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. On January 18, 2023, 8,373,932 Public Shares were redeemed by a number of shareholders at a price of approximately $10.31 per share, in an aggregate principal amount of $86,353,662. Following the redemptions, there were 3,126,068 TETE Class A ordinary shares outstanding. On January 20, 2023, TETE issued an unsecured promissory note to its Sponsor, in the amount of $656,747 which amount was deposited into the trust account to extend the available time to complete a business combination to February 20, 2023. The Company subsequently deposited $164,119 per month into the trust account to further extend the Combination Period to July 20, 2023.

On July 18, 2023, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from July 20, 2023 to July 20, 2024; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from July 20, 2023 to July 20, 2024, by depositing into the Trust Account, for each one-month extension, the lesser of (a) $144,000 and (b) $0.045 for each Class A ordinary share outstanding, and (iii) amend the amended and restated articles of association to provide for the right of a holder of TETE Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder. On July 18, 2023, 149,359 Public Shares were redeemed by a number of shareholders at a price of approximately $10.89 per share, in an aggregate principal amount of $1,626,736.79. Following the redemptions, there were 2,976,709 Public Shares outstanding. The Company deposited $133,951.91 into the trust account on a monthly basis to extend the Combination Period from July 20, 2023 to June 20, 2024.

On June 7, 2024, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period up to seven (7) times for an additional one (1) month each time, from June 20, 2024 to January 20, 2025; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to seven (7) times for an additional one (1) month each time from June 20, 2024 to January 20, 2025, by depositing into the Trust Account, for each one-month extension, the lesser of (a) $60,000 and (b) $0.02 for each ordinary share outstanding. On June 7, 2024, 408,469 Public Shares were redeemed by a number of shareholders at a price of approximately $11.93 per share, in an aggregate principal amount of $4,872,513.12. Following the redemptions, there were 2,568,240 Public Shares outstanding. The Company subsequently deposited $51,364.80 per month into the trust account to extend the Combination Period from June 20, 2024 to January 20, 2025.

Each extension payment was loaned to the Company by the Sponsor pursuant to a promissory note and the Company will repay the aggregate amount contributed by the Sponsor for the extensions at Closing. As of May 31, 2026, the Sponsor has loaned the Company an aggregate of $1,524,822 for extension payments and the Company has issued the Sponsor promissory notes of an equivalent amount, which are convertible, at the Sponsor’s discretion, into 152,482 TETE Units upon consummation of the Business Combination at a price of $10.00 per unit. The loans are not interest-bearing and may be converted into Class A ordinary shares at Closing at the option of the Sponsor. Neither TETE, the Sponsor nor any other individual or entity received securities or other consideration in exchange for the extension payments.

ii

On January 20, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by three (3) months from January 20, 2025 to April 20, 2025; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by three (3) months from January 20, 2025 to April 20, 2025. On January 20, 2025, 1,993,697 Public Shares were redeemed by a number of shareholders at a price of approximately $12.41 per share, in an aggregate principal amount of $24,739,495.83. Following the redemptions, there were 574,543 Public Shares outstanding. In connection with the extraordinary meeting of shareholders, on January 20, 2025, TETE entered into a non-redemption agreement (the “Non-Redemption Agreement”) with the Sponsor and certain institutional investors named therein (the “Investors”). Pursuant to the Non-Redemption Agreement, the Investors agreed that, in connection with the extraordinary meeting of shareholders, the Investors would not exercise their Redemption Rights, or they would rescind or reverse previously submitted redemption requests prior to the meeting. Under the terms of the Non-Redemption Agreement, provided the proposals were approved by the shareholders, TETE and the Sponsor agreed that, promptly following the consummation of the proposed business combination, the Sponsor shall forfeit 150,000 shares of Company common stock and TETE shall issue 150,000 ordinary shares of the post-closing company, in the aggregate, to the Investors (the “January New Shares”), for no additional consideration. The January New Shares shall be issued free and clear of any liens or other encumbrances, other than (x) pursuant to the provisions of the letter agreement, dated January 14, 2022, by and between TETE and the Sponsor, (y) restrictions on transfer imposed by the securities laws, and (z) any other agreement relating to the shares held by the Sponsor entered into in connection with the proposed business combination (which shall be no less favorable or more restrictive than what is agreed to by the Sponsor). At the Investors’ election, in lieu of receiving the January New Shares, following the satisfaction of Redemption Rights in connection with the consummation of the proposed business combination, TETE shall cause its transfer agent to pay to the Investors directly from TETE’s trust account an amount in cash equal to the product of (i) 150,000, (ii) thirty-percent, and (iii) the final per-share redemption price then available to Company stockholder (the “Share Consideration Payment”). In order to receive the Share Consideration Payment, the Investors shall not redeem thirty percent of the TETE publicly traded Class A shares held by the Investor at the time of the business combination redemption deadline.

On April 16, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by three (3) months from April 20, 2025 to February 20, 2026; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by three (3) months from April 20, 2025 to February 20, 2026. On April 16, 2025, 3,561 Public Shares were redeemed by a number of shareholders at a price of approximately $12.65 per share, in an aggregate principal amount of $45,060.56. Following the redemptions, there were 570,982 Public Shares outstanding. In connection with the extraordinary meeting of shareholders, on April 14, 2025, TETE entered into a non-redemption agreement (the “Second Non-Redemption Agreement”) with the Investors. Pursuant to the Second Non-Redemption Agreement, the Investors agreed that, in connection with TETE’s extraordinary meeting of shareholders held on April 16, 2025, the Investors would not exercise their Redemption Rights, or they would rescind or reverse previously submitted redemption requests prior to the meeting. Under the terms of the Second Non-Redemption Agreement, provided the proposals were approved by the shareholders, TETE and the Sponsor agreed that, promptly following the consummation of the proposed business combination, the Sponsor shall forfeit 53.2% of 560,061 ordinary shares of the Company (the “April Forfeited Shares”) and TETE shall issue a number of shares of the post-closing company equal to such April Forfeited Shares to the Investors (the “April New Shares”), for no additional consideration. The April New Shares shall be issued free and clear of any liens or other encumbrances, other than (x) pursuant to the provisions of the letter agreement, dated January 14, 2022, by and between TETE and the Sponsor, (y) restrictions on transfer imposed by the securities laws, and (z) any other agreement relating to the shares held by the Sponsor entered into in connection with the proposed business combination (which shall be no less favorable or more restrictive than what is agreed to by the Sponsor). At the Investors’ election, in lieu of receiving the April New Shares, following the satisfaction of Redemption Rights in connection with the consummation of the proposed business combination, TETE shall cause its transfer agent to pay to the Investors directly from TETE’s trust account an amount in cash equal to the product of (i) 560,061, (ii) 53.2%, and (iii) the Share Consideration Payment. In order to receive the Share Consideration Payment in connection with the Second Non-Redemption Agreement, the Investors shall not redeem 53.2% of the TETE publicly traded Class A shares held by the Investor at the time of the business combination redemption deadline.

On August 20, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by six (6) months from August 20, 2025 to February 20, 2026; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by six (6) months from August 20, 2025 to February 20, 2026. On August 20, 2025, 560,061 Public Shares were redeemed by a number of shareholders at a price of approximately $12.84 per share, in an aggregate principal amount of $7,189,492.10. Following the redemptions, there were 10,921 Public Shares outstanding. TETE did not provide the public shareholders any incentives to not redeem their shares in connection with the August 20, 2025 extraordinary meeting of shareholders and did not enter into any non-redemption agreements in connection therewith.

On February 20, 2026, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by six (6) months from August 20, 2026 to February 20, 2027; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by six (6) months from August 20, 2026 to February 20, 2027. On February 20, 2026, 105 Public Shares were redeemed by a number of shareholders at a price of approximately $13.15 per share, in an aggregate principal amount of $1,381.20. Following the redemptions, there were 10,816 Public Shares outstanding. TETE did not provide the public shareholders any incentives to not redeem their shares in connection with the February 20, 2026 extraordinary meeting of shareholders and did not enter into any non-redemption agreements in connection therewith.

iii

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will have the right to extend the Combination Period by six (6) months to the Extended Date.

TETE’s board of directors (the “Board”) has determined that it is in the best interests of TETE to seek an extension of the Termination Date and have TETE shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination if needed. TETE intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). While TETE is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of TETE shareholders that an extension of the Combination Period (the “Extension”) be obtained so that, TETE will have an additional amount of time to consummate a Business Combination. Without the Extension, TETE believes that there is a significant risk that TETE will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, TETE would be precluded from completing a Business Combination and would be forced to liquidate even if TETE shareholders are otherwise in favor of consummating a Business Combination.

As contemplated by the Articles of Association, the holders of TETE Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest but net of taxes payable, calculated as of two business days prior to the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Ordinary Shares in connection with the Extraordinary General Meeting.

On August 7, 2026, the redemption price per Public Share was approximately $13.36 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $144,602.65 as of August 7, 2026 (including interest not previously released to TETE to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on the OTC Pink Market on August 7, 2026 was $12.08. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $1.28 more per share than if the Public Shares were sold in the open market. TETE cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. TETE believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if TETE does not complete a Business Combination on or before the Termination Date.

iv

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, or if TETE is otherwise unable to consummate its initial business combination by the Termination Date, TETE will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay TETE’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TETE’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to TETE’s obligations under the Companies Act (Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, par value $0.0001 per share, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on August 4, 2026 (the “Record Date”) as the date for determining TETE shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares (including the shares held by TETE’s initial shareholders) on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

TETE believes that given TETE’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that TETE is in the best position possible to consummate a Business Combination and that it is in the best interests of TETE shareholders that TETE obtain the Extension as needed. TETE believes a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of TETE and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

v

TETE’s directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares issued prior to our initial public offering (the “Founder Shares”) and private placement units (as defined below). See the section entitled “Extraordinary General Meeting of TETE Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, TETE urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Technology & Telecommunication Acquisition Corporation

/s/ Tek Che Ng

Tek Che Ng

Chairman of the Board

August 10, 2026

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares (including the shares held by TETE’s initial shareholders), present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, Trust Agreement Amendment Proposal, or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

vi

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF Technology & Telecommunication Acquisition Corporation

TO BE HELD ON AUGUST 20, 2026

To the Shareholders of Technology & Telecommunication Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Technology & Telecommunication Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “TETE,” “we,” “us” or “our”), will be held on August 20, 2026, at 9: 00 a.m., New York. The Extraordinary General Meeting will be held in person at the offices of Technology & Telecommunication Acquisition Corporation, C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia and in a virtual meeting format. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/tete/ext2026 and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless TETE determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated August 10, 2026 and is first being mailed to shareholders on or about that date:

●	Proposal No. 1 – Extension Amendment Proposal – To amend and restate, by special resolution, TETE’s Amended and Restated Articles of Association (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) by six (6) months from August 20, 2026 to February 20, 2027 (as extended, the “Extended Date”) (i.e., for a period of time ending 61 months after the consummation of its initial public offering (the “IPO”) (the “Extension Amendment Proposal”). For the purposes of the Articles of Association, the full text of the special resolution is set out in this notice as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the effectiveness of the ordinary resolution to amend the Trust Agreement as set out below, the Amended and Restated Articles of Association (a copy of which is attached to this proxy statement as Annex A), be and are hereby adopted as the articles of association of the Company in substitution for and to the exclusion of the Company’s existing articles of association.”;

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To amend TETE’s investment management trust agreement, dated as of January 14, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period by six (6) months from August 20, 2026 to the Extended Date (the “Trust Agreement Amendment”) (the “Trust Agreement Amendment Proposal”); and

●	Proposal No. 3 – Adjournment Proposal – To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

vii

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete its proposed business combination (the “Proposed Business Combination”) pursuant to the amended and restated agreement and plan of merger, dated as of August 2, 2023, as it may be amended, which provides for a business combination between TETE and Bradbury Capital Holdings Inc., a Cayman Islands exempted company (“Holdings”). The Company’s charter provides that the Company has until August 20, 2026 to complete a business combination. While we have entered into a definitive agreement with Holdings in respect of the Proposed Business Combination, our board of directors currently believes that there will not be sufficient time before August 20, 2026 to hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from August 20, 2026 to the Extended Date. You are not being asked to vote on a Business Combination at this time.

On January 18, 2023, TETE held its extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s Amended and Restated Articles of Association to give TETE the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to six (6) times for an additional one (1) month each time, from January 20, 2023 to July 20, 2023; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to six (6) times for an additional one (1) month each time from January 20, 2023 to the Extended Date by depositing into the Trust Account, for each one-month extension, the lesser of (a) $262,500 and (b) $0.0525 for each Class A ordinary share outstanding, and (iii) amend the articles of association to expand the methods that TETE may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. On January 18, 2023, 8,373,932 Public Shares were redeemed by a number of shareholders at a price of approximately $10.31 per share, in an aggregate principal amount of $86,353,662. Following the redemptions, there were 3,126,068 TETE Class A ordinary shares outstanding. On January 20, 2023, TETE issued an unsecured promissory note to its Sponsor, in the amount of $656,747 which amount was deposited into the trust account to extend the available time to complete a business combination to February 20, 2023. The Company subsequently deposited $164,119 per month into the trust account to further extend the Combination Period to July 20, 2023.

On July 18, 2023, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from July 20, 2023 to July 20, 2024; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from July 20, 2023 to July 20, 2024, by depositing into the Trust Account, for each one-month extension, the lesser of (a) $144,000 and (b) $0.045 for each Class A ordinary share outstanding, and (iii) amend the amended and restated articles of association to provide for the right of a holder of TETE Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder. On July 18, 2023, 149,359 Public Shares were redeemed by a number of shareholders at a price of approximately $10.89 per share, in an aggregate principal amount of $1,626,736.79. Following the redemptions, there were 2,976,709 Public Shares outstanding. The Company deposited $133,951.91 into the trust account on a monthly basis to extend the Combination Period from July 20, 2023 to June 20, 2024.

On June 7, 2024, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period up to seven (7) times for an additional one (1) month each time, from June 20, 2024 to January 20, 2025; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to seven (7) times for an additional one (1) month each time from June 20, 2024 to January 20, 2025, by depositing into the Trust Account, for each one-month extension, the lesser of (a) $60,000 and (b) $0.02 for each ordinary share outstanding. On June 7, 2024, 408,469 Public Shares were redeemed by a number of shareholders at a price of approximately $11.93 per share, in an aggregate principal amount of $4,872,513.12. Following the redemptions, there were 2,568,240 Public Shares outstanding. The Company subsequently deposited $51,364.80 per month into the trust account to extend the Combination Period from June 20, 2024 to January 20, 2025.

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Each extension payment was loaned to the Company by the Sponsor pursuant to a promissory note and the Company will repay the aggregate amount contributed by the Sponsor for the extensions at Closing. As of May 31, 2026, the Sponsor has loaned the Company an aggregate of $1,524,822 for extension payments and the Company has issued the Sponsor promissory notes of an equivalent amount, which are convertible, at the Sponsor’s discretion, into 152,482 TETE Units upon consummation of the Business Combination at a price of $10.00 per unit. The loans are not interest-bearing and may be converted into Class A ordinary shares at Closing at the option of the Sponsor. Neither TETE, the Sponsor nor any other individual or entity received securities or other consideration in exchange for the extension payments.

On January 20, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by three (3) months from January 20, 2025 to April 20, 2025; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by three (3) months from January 20, 2025 to April 20, 2025. On January 20, 2025, 1,993,697 Public Shares were redeemed by a number of shareholders at a price of approximately $12.41 per share, in an aggregate principal amount of $24,739,495.83. Following the redemptions, there were 574,543 Public Shares outstanding. In connection with the extraordinary meeting of shareholders, on January 20, 2025, TETE entered into a non-redemption agreement (the “Non-Redemption Agreement”) with the Sponsor and certain institutional investors named therein (the “Investors”). Pursuant to the Non-Redemption Agreement, the Investors agreed that, in connection with the extraordinary meeting of shareholders, the Investors would not exercise their Redemption Rights, or they would rescind or reverse previously submitted redemption requests prior to the meeting. Under the terms of the Non-Redemption Agreement, provided the proposals were approved by the shareholders, TETE and the Sponsor agreed that, promptly following the consummation of the proposed business combination, the Sponsor shall forfeit 150,000 shares of Company common stock and TETE shall issue 150,000 ordinary shares of the post-closing company, in the aggregate, to the Investors (the “January New Shares”), for no additional consideration. The January New Shares shall be issued free and clear of any liens or other encumbrances, other than (x) pursuant to the provisions of the letter agreement, dated January 14, 2022, by and between TETE and the Sponsor, (y) restrictions on transfer imposed by the securities laws, and (z) any other agreement relating to the shares held by the Sponsor entered into in connection with the proposed business combination (which shall be no less favorable or more restrictive than what is agreed to by the Sponsor). At the Investors’ election, in lieu of receiving the January New Shares, following the satisfaction of Redemption Rights in connection with the consummation of the proposed business combination, TETE shall cause its transfer agent to pay to the Investors directly from TETE’s trust account an amount in cash equal to the product of (i) 150,000, (ii) thirty-percent, and (iii) the final per-share redemption price then available to Company stockholder (the “Share Consideration Payment”). In order to receive the Share Consideration Payment, the Investors shall not redeem thirty percent of the TETE publicly traded Class A shares held by the Investor at the time of the business combination redemption deadline.

On April 16, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by three (3) months from April 20, 2025 to February 20, 2026; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by three (3) months from April 20, 2025 to February 20, 2026. On April 16, 2025, 3,561 Public Shares were redeemed by a number of shareholders at a price of approximately $12.65 per share, in an aggregate principal amount of $45,060.56. Following the redemptions, there were 570,982 Public Shares outstanding. In connection with the extraordinary meeting of shareholders, on April 14, 2025, TETE entered into a non-redemption agreement (the “Second Non-Redemption Agreement”) with the Investors. Pursuant to the Second Non-Redemption Agreement, the Investors agreed that, in connection with TETE’s extraordinary meeting of shareholders held on April 16, 2025, the Investors would not exercise their Redemption Rights, or they would rescind or reverse previously submitted redemption requests prior to the meeting. Under the terms of the Second Non-Redemption Agreement, provided the proposals were approved by the shareholders, TETE and the Sponsor agreed that, promptly following the consummation of the proposed business combination, the Sponsor shall forfeit 53.2% of 560,061 ordinary shares of the Company (the “April Forfeited Shares”) and TETE shall issue a number of shares of the post-closing company equal to such April Forfeited Shares to the Investors (the “April New Shares”), for no additional consideration. The April New Shares shall be issued free and clear of any liens or other encumbrances, other than (x) pursuant to the provisions of the letter agreement, dated January 14, 2022, by and between TETE and the Sponsor, (y) restrictions on transfer imposed by the securities laws, and (z) any other agreement relating to the shares held by the Sponsor entered into in connection with the proposed business combination (which shall be no less favorable or more restrictive than what is agreed to by the Sponsor). At the Investors’ election, in lieu of receiving the April New Shares, following the satisfaction of Redemption Rights in connection with the consummation of the proposed business combination, TETE shall cause its transfer agent to pay to the Investors directly from TETE’s trust account an amount in cash equal to the product of (i) 560,061, (ii) 53.2%, and (iii) the Share Consideration Payment. In order to receive the Share Consideration Payment in connection with the Second Non-Redemption Agreement, the Investors shall not redeem 53.2% of the TETE publicly traded Class A shares held by the Investor at the time of the business combination redemption deadline.

On August 20, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by six (6) months from August 20, 2025 to February 20, 2026; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by six (6) months from August 20, 2025 to February 20, 2026. On August 20, 2025, 560,061 Public Shares were redeemed by a number of shareholders at a price of approximately $12.84 per share, in an aggregate principal amount of $7,189,492.10. Following the redemptions, there were 10,921 Public Shares outstanding. TETE did not provide the public shareholders any incentives to not redeem their shares in connection with the August 20, 2025 extraordinary meeting of shareholders and did not enter into any non-redemption agreements in connection therewith.

On February 20, 2026, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by six (6) months from August 20, 2026 to February 20, 2027; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by six (6) months from August 20, 2026 to February 20, 2027. On February 20, 2026, 105 Public Shares were redeemed by a number of shareholders at a price of approximately $13.15 per share, in an aggregate principal amount of $1,381.20. Following the redemptions, there were 10,816 Public Shares outstanding. TETE did not provide the public shareholders any incentives to not redeem their shares in connection with the February 20, 2026 extraordinary meeting of shareholders and did not enter into any non-redemption agreements in connection therewith.

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If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will have the right to extend the Combination Period by six (6) months to the Extended Date.

TETE’s board of directors (the “Board”) has determined that it is in the best interests of TETE to seek an extension of the Termination Date and have TETE’ shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination if needed. TETE intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). While TETE is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of TETE shareholders that an extension of the Combination Period (the “Extension”) be obtained so that TETE will have an additional amount of time to consummate a Business Combination. Without the Extension, TETE believes that there is significant risk that TETE will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, TETE would be precluded from completing a Business Combination and would be forced to liquidate even if TETE shareholders are otherwise in favor of consummating a Business Combination.

As contemplated by the Articles of Association, the holders of TETE’s Class A ordinary shares, par value $0.0001 per share, (the “Ordinary Shares”), issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest but net of taxes payable, calculated as of two (2) business days prior to the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On August 7, 2026, the redemption price per Public Share was approximately $13.36 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $144,602.65 as of August 7, 2026 (including interest not previously released to TETE to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on the OTC Pink Market on August 7, 2026 was $12.08. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $1.28 more per share than if the Public Shares were sold in the open market. TETE cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. TETE believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if TETE does not complete a Business Combination on or before the Termination Date.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension.

x

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, or if TETE is otherwise unable to consummate its initial business combination by the Termination Date, TETE will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay TETE’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TETE’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to TETE’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to TETE’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares (including the shares held by TETE’s initial shareholders) at the close of business on August 4, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 3,418,316 issued and outstanding Class A Ordinary Shares issued and outstanding. TETE’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, TETE urges you to read this material carefully and vote your shares.

This proxy statement is dated August 10, 2026 and was first mailed to shareholders on or about August 10, 2026.

By Order of the Board of Directors of Technology & Telecommunication Acquisition Corporation

/s/ Tek Che Ng
Tek Che Ng
Chairman of the Board

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xii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect TETE’s current views with respect to, among other things, TETE’s capital resources and results of operations. Likewise, TETE’s financial statements and all of TETE’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect TETE’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. TETE does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	TETE’s ability to complete a Business Combination, including approval by the shareholders of TETE;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Ordinary Shares and other securities of TETE;

●	the use of funds not held in the Trust Account or available to TETE from interest income on the Trust Account balance.

While forward-looking statements reflect TETE’s good faith beliefs, they are not guarantees of future performance. TETE disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause TETE’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in TETE’s final prospectus filed with the SEC on January 19, 2022 in connection with TETE’s initial public offering, as amended by other reports TETE filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to TETE (or to third parties making the forward-looking statements).

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

TETE is a blank check company formed under the laws of the Cayman Islands on October 21, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from TETE’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

TETE believes that it is in the best interests of TETE shareholders to continue TETE’s existence until the Extended Date, if necessary, in order to allow TETE additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting. TETE intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on August 20, 2026, at 9: 00 a.m., New York Time at Technology & Telecommunication Acquisition Corporation, C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia and via live webcast at https://www.cstproxy.com/tete/ext2026 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	You can attend the Extraordinary General Meeting via the Internet by visiting https://www.cstproxy.com/tete/ext2026 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	TETE shareholders are being asked to consider and vote on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To amend and restate the Articles of Association to give the Company the right to extend the Combination Period by six (6) months from August 20, 2026 to the Extended Date (the “Extension Amendment Proposal”);

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To amend the Trust Agreement to allow the Company to extend the Combination Period by six (6) months from August 20, 2026 to the Extended Date (the “Trust Agreement Amendment Proposal”); and

●	Proposal No. 3 – Adjournment Proposal – To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

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Q.	Are the proposals conditioned on one another?

A.	Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented and one or more TETE shareholders elect to redeem their Public Shares pursuant to the Redemption, TETE will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned but net of taxes payable, and retain the remainder of the funds in the Trust Account for TETE’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, and Sponsor does not elect to extend the Termination Date by further funding the Trust Account, or if TETE is otherwise unable to consummate a Business Combination by the Termination Date, TETE will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay TETE’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TETE’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to TETE’ obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 2,875,000 Founder Shares and 532,500 shares underlying the private placement units held by them. There will be no distribution from the trust account with respect to TETE’s warrants, which will expire worthless in the event TETE dissolves and liquidates the trust account.

The Adjournment Proposal is conditioned on TETE not obtaining the necessary votes for approving the Extension Amendment Proposal, and the Trust Agreement Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q.	Why is TETE proposing the Extension Amendment Proposal and the Adjournment Proposal?

A.	The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete its proposed business combination (the “Proposed Business Combination”) pursuant to the amended and restated agreement and plan of merger, dated as of August 2, 2023, as it may be amended, which provides for a business combination between TETE and Bradbury Capital Holdings Inc., a Cayman Islands exempted company (“Holdings”). The Company’s charter provides that the Company has until August 20, 2026 to complete a business combination. While we have entered into a definitive agreement with Holdings in respect of the Proposed Business Combination, our board of directors currently believes that there will not be sufficient time before August 20, 2026 to hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from August 20, 2026 to the Extended Date.

Without the Extension, TETE believes that there is significant risk that TETE will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, TETE would be precluded from completing a Business Combination and would be forced to liquidate even if TETE shareholders are otherwise in favor of consummating a Business Combination.

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TETE believes that given TETE’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that TETE is in the best position possible to consummate a Business Combination and that it is in the best interests of TETE shareholders that TETE obtain the Extension if needed. TETE believes a Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by TETE shareholders on a Business Combination will occur at an extraordinary general meeting of TETE shareholders, to be held on at a later date, and the solicitation of proxies from TETE shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of TETE shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal or the Trust Agreement Amendment Proposal are not approved by TETE shareholders, TETE may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by TETE shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A TETE’s shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares (including the shares held by TETE’s initial shareholders) required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) representing a majority of the voting power of all issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Ordinary Shares (including the shares held by TETE’s initial shareholders) present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares (including the shares held by TETE’s initial shareholders) present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a TETE’s shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares (including the shares held by TETE’s initial shareholders) required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) representing a majority of the voting power of all issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

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Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	TETE believes its shareholders will benefit from TETE consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which TETE has to complete an initial business combination until the Extended Date. The Extension would give TETE additional time to complete a Business Combination.

The Board believes that it is in the best interests of TETE shareholders and TETE that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, TETE will have an additional amount of time to consummate a Business Combination. Without the Extension, TETE believes that there is significant risk that TETE will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, TETE would be precluded from completing a Business Combination and would be forced to liquidate even if TETE shareholders are otherwise in favor of consummating a Business Combination.

TETE believes that given TETE’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that TETE is in the best position possible to consummate a Business Combination and that it is in the best interests of TETE shareholders that TETE obtain the Extension if needed. TETE believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.	TETE believes shareholders will benefit from TETE consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which TETE has to complete a business combination until the Extended Date. The Extension would give TETE additional time to complete a Business Combination.

The Board believes that it is in the best interests of TETE shareholders and TETE that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, TETE will have an additional amount of time to consummate a Business Combination. Without the Extension, TETE believes that there is significant risk that TETE will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, TETE would be precluded from completing a Business Combination and would be forced to liquidate even if TETE shareholders are otherwise in favor of consummating a Business Combination.

TETE believes that given TETE’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that TETE is in the best position possible to consummate a Business Combination and that it is in the best interests of TETE shareholders that TETE obtain the Extension as needed. TETE believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by TETE shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	The initial shareholders have advised TETE that they intend to vote any Ordinary Shares (including the shares held by TETE’s initial shareholders) over which they have voting control, in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

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The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately twenty percent (20%) of TETE’s issued and outstanding shares, and 532,500 Ordinary Shares underlying the private placement units held by the Sponsor.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, TETE may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved at the Extraordinary General Meeting or at any adjournment thereof and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, or if TETE is otherwise unable to consummate its initial business combination by the Termination Date, TETE will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay TETE’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TETE’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to TETE’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of TETE waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares and 532,500 Ordinary Shares underlying the private placement units held by them. There will be no distribution from the Trust Account with respect to TETE’s warrants, which will expire worthless in the event TETE dissolves and liquidates the Trust Account.

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Q.	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

A.	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TETE will continue to attempt to consummate a Business Combination until the Extended Date. TETE will file the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of TETE held by TETE’s officers, directors, the Sponsor and its affiliates.

Q.	Am I able to exercise my redemption rights in connection with a Business Combination?

A.	If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Ordinary Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal and Trust Agreement Amendment does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Extraordinary General Meeting of TETE shareholders to vote on a Business Combination).

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	entering a new vote by Internet or telephone;

●	sending a later-dated, signed proxy card addressed to TETE’s Secretary located at Technology & Telecommunication Acquisition Corporation, C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia, Attn: Secretary, so that it is received by TETE’s Secretary on or before the Extraordinary General Meeting; or

●	attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

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You also may revoke your proxy by sending a notice of revocation to TETE’s Secretary, which must be received by TETE’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Ordinary Shares (including the shares held by TETE’s initial shareholders) and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares (including the shares held by TETE’s initial shareholders) present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on the Extension Amendment Proposal.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. TETE believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal and the Trust Agreement Amendment Proposal, or the Adjournment Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of TETE shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on August 4, 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on August 19, 2026.

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Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/tete/ext2026 and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free 1-866-894-0536 and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on August 19, 2026 to be counted.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of TETE and its shareholders. The Board unanimously recommends that TETE shareholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of TETE and its shareholders. The Board unanimously recommends that TETE shareholders vote “FOR” the Trust Agreement Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of TETE and its shareholders. The Board unanimously recommends that TETE shareholders vote “FOR” the Adjournment Proposal.

Q.	What interests do TETE’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.	TETE’s directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and private placement units. See the section entitled “Extraordinary General Meeting of TETE Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to TETE shareholders in connection with the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.	No. The holders of public warrants issued in connection with the IPO, which are exercisable for one Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Ordinary Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

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If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, TETE shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to TETE to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated January 14, 2022, filed in connection with the IPO.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on August 18, 2026 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that TETE redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of TETE’s transfer agent is listed under the question “Who can help answer my questions?” below. TETE requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to TETE’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and TETE’s transfer agent will need to act to facilitate the request. It is TETE’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because TETE does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with TETE’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

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TETE shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to TETE shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	TETE will pay the cost of soliciting proxies for the Extraordinary General Meeting. TETE has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. TETE will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of TETE may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Technology & Telecommunication Acquisition Corporation

Lot 1.02, Level 1,

Glo Damansara, 699, Jalan Damansara

OFF JALAN KELANG LAMA

58200 Kuala Lumpur, Malaysia

Attention: Chief Executive Officer

Email: tekche.ng@tete-acquisition.com

You may also contact the proxy solicitor for TETE at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect) or

Email: TETE.info@investor.morrowsodali.com

To obtain timely delivery, TETE shareholders must request the materials no later than August 13, 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about TETE from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on August 18, 2026 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

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EXTRAORDINARY GENERAL MEETING OF TETE SHAREHOLDERS

This proxy statement is being provided to TETE shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of TETE shareholders to be held on August 20, 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement was first mailed on or about August 10, 2026 to all shareholders of record of TETE as of August 4, 2026, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9: 00 a.m., New York Time, on August 20, 2026 at the offices of Technology & Telecommunication Acquisition Corporation, C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia and via live webcast by visiting https://www.cstproxy.com/tete/ext2026 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, TETE shareholders will consider and vote on the following proposals:

●	Proposal No. 1 – Extension Amendment Proposal – To amend and restate TETE’s Amended and Restated Articles of Association to give the Company the right to extend the Combination Period by six (6) months from August 20, 2026 to the Extended Date;

●	Proposal No. 2 – Trust Agreement Amendment Proposal — To amend TETE’s Trust Agreement by and between the Company and the Trustee, to allow the Company to extend the Combination Period by six (6) months from August 20, 2026 to the Extended Date; and

●	Proposal No. 3 – Adjournment Proposal – To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal.

Voting Power; Record Date

As a shareholder of TETE, you have a right to vote on certain matters affecting TETE. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on August 4, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 3,418,316 issued and outstanding Ordinary Shares, of which 10,816 shares were held by holders of Public Shares and 2,875,000 Founder Shares and 532,500 Ordinary Shares underlying the private placement units were held by the Sponsor.

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Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) present in person or represented by proxy at the Extraordinary General Meeting and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders) present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Trust Agreement Amendment Proposal and Adjournment Proposal.

It is possible that TETE will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If TETE fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, TETE will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are a TETE shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, ‘FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on August 18, 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.cstproxy.com/tete/ext2026 and entering the voter control number included on their proxy card.

Voting by Telephone. Dial toll-free 1-866-894-0536 and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on August 19, 2026 to be counted.

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Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from TETE. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after TETE receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/tete/ext2026 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. TETE encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at Technology & Telecommunication Acquisition Corporation, C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia New York Time, on August 20, 2026 and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting https://www.cstproxy.com/tete/ext2026 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify TETE’s Secretary in writing to Technology & Telecommunication Acquisition Corporation, C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

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No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

TETE intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect) or

Email: TETE.info@investor.morrowsodali.com

Redemption Rights

In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and contingent upon the effectiveness of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your Redemption rights you must:

●	if you hold Units, separate the underlying Public Shares and public warrants;

●	on or before 5:00 p.m., New York Time, two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that TETE redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

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Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $144,602.65 as of the August 7, 2026. Prior to their exercising Redemption rights, TETE shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of TETE, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, TETE will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of TETE’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal and the Adjournment Proposal does not affect the right of TETE shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to TETE shareholders.

Appraisal Rights

There are no appraisal rights available to TETE shareholders in connection with the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal.

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Proxy Solicitation Costs

TETE is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. TETE has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. TETE and its directors, officers and employees may also solicit proxies on the Internet. TETE will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

TETE will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. TETE will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to TETE shareholders. Directors, officers and employees of TETE who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by August 20, 2026 (or such later date that may be approved by TETE shareholders, such as the Extended Date), and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, TETE will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding TETE Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $34,730,000 based upon the closing price of $12.08 per share on the OTC Pink Market on August 7, 2026.

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●	Simultaneously with the consummation of the IPO, TETE consummated the private sale of 532,500 private placement units at a price of $10.00 per unit, for an aggregate purchase price of $5,325,000. Each private placement unit is identical to the units sold in IPO. Such private placement units have an aggregate market value of approximately $6,390,000 based upon the closing per unit price of $12.00 on the OTC Pink Market on August 7, 2026 (not ascribing value to the warrants underlying the units). The private placement units, including the underlying Ordinary Shares and warrants, will become worthless if TETE does not consummate a business combination by August 20, 2026 (or such later date that may be approved by TETE shareholders, such as the Extended Date).

●	The Sponsor paid significantly less for its shares than other current shareholders and holders of public units paid for their shares purchased in the IPO or shares purchased in the open market thereafter. Prior to the consummation of the IPO, Sponsor purchased 2,875,000 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.009 per share.

●	If TETE is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $41,120,000, comprised of (a) $34,730,000 representing the market value of Founder Shares as of August 7, 2026, and (b) $6,390,000 representing the market value of private placement units as of August 7, 2026. Certain TETE directors and executive officers have indirect economic interests in the private placement units and in the Founder Shares.

●	The Sponsor has agreed not to redeem any Ordinary Shares held by it in connection with a shareholder vote to approve an initial business combination.

●	The Sponsor and TETE’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if TETE fails to complete an initial business combination by August 20, 2026 (or such later date that may be approved by TETE shareholders, such as the Extended Date).

●	The continued indemnification of current directors and officers of TETE and the continuation of directors’ and officers’ liability insurance after a Business Combination.

●	The Sponsor agreed to loan the Company up to a total of $2,300,000 in connection with its funding of the two automatic extensions permitted the TETE’s Articles of Association. The loans are non-interest bearing and unsecured.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and TETE consummates an initial business combination, the officers and directors of TETE may have additional interests as described in the proxy statement/prospectus for such transaction.

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RISK FACTORS

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Sponsor is controlled by Tek Che Ng, an individual who resides in and is a citizen of Malaysia. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by August 20, 2026 (or such later date that may be approved by TETE shareholders, such as the Extended Date) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $13.36 per share (including interest not previously released to TETE to pay its taxes), without taking into account any interest earned after August 7, 2026, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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TETE’s securities have been delisted by Nasdaq and are no longer listed on a national securities exchange, which could make it more difficult to consummate the Business Combination.

TETE’s securities were previously listed on Nasdaq. On January 23, 2025, TETE’s securities were suspended on Nasdaq with immediate effect after TETE gave notice that it would be unable to regain compliance with Nasdaq’s continued listing requirements. On January 23, 2025, TETE Class A ordinary shares, warrants and units were listed and began trading on the Pink Current tier of the OTC Markets. TETE’s Class A ordinary shares, warrants and units are listed under the symbols “TETEF”, “TETWF”, and “TETUF”.

As a result of being traded on the over-the-counter market, TETE could face significant material adverse consequences, including:

●	a limited availability of market quotations for its securities;
●	reduced liquidity for its securities;
●	a limited amount of news and analyst coverage;
●	a decreased ability to issue additional securities or obtain additional financing in the future; and
●	being subject to regulation in each state in which TETE offers its securities.

Additionally, the National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because TETE’s securities are no longer listed on a national securities exchange, they would not be considered covered securities. As a result, TETE’s securities would be subject to regulation in each state in which it offers its securities. However, since the Business Combination is structured such that the post-closing company is issuing its securities, rather than TETE, and the post-closing company’s securities are expected to be listed on Nasdaq upon the closing of the Business Combination, it is not expected that such designation will have a negative impact on the parties’ ability to consummate the Business Combination. Nevertheless, there is no assurance that a state could not seek to hinder or delay the Business Combination, which could possibly lead to TETE being forced to dissolve and liquidate. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if TETE’s securities no longer not qualify as covered securities under such statute and TETE may be subject to regulation in each state in which it offers its securities.

If TETE fails to meet criteria set forth in Rule 15c2-11 (the “Rule”) under the Exchange Act (for example, by failing to file periodic reports as required by the Exchange Act), various practice requirements are imposed on broker-dealers who sell securities governed by the Rule to persons other than established customers and accredited investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transactions prior to sale. Consequently, the Rule may have a material adverse effect on the ability of broker-dealers to sell TETE securities, which may materially affect the ability of investors to sell the securities in the secondary market. Not being listed on a national securities exchange may make trading TETE securities difficult for investors, potentially leading to declines in the share price. It may also make it more difficult for TETE to raise additional capital.

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PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

TETE is proposing to amend and restate its Articles of Association to extend the date by which TETE has to consummate a business combination to the Extended Date so as to give TETE additional time to complete a Business Combination. A copy of the proposed amended and restated Articles of Association of TETE is attached to this proxy statement as part of Annex A.

While TETE is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of TETE shareholders that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, TETE will have an additional amount of time to consummate a Business Combination. Without the Extension, TETE believes that there is significant risk that TETE will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, TETE would be precluded from completing a Business Combination and would be forced to liquidate even if TETE shareholders are otherwise in favor of consummating a Business Combination. TETE intends to hold a Business Combination Extraordinary General Meeting at a future date to approve a Business Combination.

Articles of Association

TETE believes that given TETE’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that TETE is in the best position possible to consummate a Business Combination and that it is in the best interests of TETE shareholders that TETE obtain the Extension if needed. TETE believes a Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Ordinary Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On August 7, 2026, the redemption price per Public Share was approximately $13.36 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $144,602.65 as of August 7, 2026 (including interest not previously released to TETE to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on the OTC Pink Market on August 7, 2026 was $12.08. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $1.28 more per share than if the Public Shares were sold in the open market. TETE cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. TETE believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if TETE does not complete a Business Combination on or before the Termination Date.

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Reasons for the Extension Amendment Proposal

TETE has determined that there will not be sufficient time before August 20, 2026 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

The Articles of Association currently provide that TETE has until the Termination Date to complete an initial business combination. TETE and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless TETE provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. While TETE is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of TETE shareholders that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, TETE will have an additional amount of time to consummate a Business Combination. Without the Extension, TETE believes that there is significant risk that TETE will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, TETE would be precluded from completing a Business Combination and would be forced to liquidate even if TETE shareholders are otherwise in favor of consummating a Business Combination.

The Extension Amendment Proposal is essential to allowing TETE additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension.

TETE believes that given TETE’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that TETE is in the best position possible to consummate a Business Combination and that it is in the best interests of TETE shareholders that TETE obtain the Extension if needed. TETE believes a Business Combination will provide significant benefits to its shareholders.

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If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, or if TETE is otherwise unable to consummate its initial business combination by the Termination Date, TETE will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay TETE’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TETE’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to TETE’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares and 532,500 Ordinary Shares underlying the private placement units held by them. There will be no distribution from the Trust Account with respect to TETE’s warrants, which will expire worthless in the event TETE dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, TETE intends to file the amended and restated Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. TETE will then continue to attempt to consummate a business combination until the Extended Date. TETE will remain a reporting company under the Exchange Act and its Units, Ordinary Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by TETE shareholders on a Business Combination will occur at a separate Business Combination Extraordinary General Meeting of TETE shareholders, to be held at a later date, and the solicitation of proxies from TETE shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of TETE shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

●	if you hold Units, separate the underlying Public Shares and public warrants;

●	on or before two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that TETE redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

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Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by TETE’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $144,602.65 as of August 7, 2026. Prior to their exercising redemption rights, TETE shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of TETE, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If TETE does not consummate an initial business combination on or before the Termination Date, the Extension Amendment Proposal is not approved, and the Sponsor does not elect to extend the Termination Date by further funding the Trust Account, TETE will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of TETE’s warrants will expire worthless.

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Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of TETE shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to TETE shareholders. Shareholders of TETE seeking to exercise their redemption rights in connection with a Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to a Business Combination Extraordinary General Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) majority of such holders of the issued and outstanding Ordinary Shares (including the shares held by TETE’s initial shareholders), as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Extension Amendment Proposal is as follows:

“RESOLVED, as a special resolution, that subject to and conditional upon the effectiveness of the ordinary resolution to amend the Trust Agreement as set out below, the Amended and Restated Articles of Association (a copy of which is attached to this proxy statement as Annex A), be and are hereby adopted as the articles of association of the Company in substitution for and to the exclusion of the Company’s existing articles of association.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT TETE shareholders VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

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PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (as amended, the “Trust Agreement”), dated as of January 14, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period by six (6) months from August 20, 2026 to the Extended Date (the “Trust Agreement Amendment”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period by six (6) months from August 20, 2026 to the Extended Date.

On January 18, 2023, TETE held its extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s Amended and Restated Articles of Association to give TETE the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to six (6) times for an additional one (1) month each time, from January 20, 2023 to July 20, 2023; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to six (6) times for an additional one (1) month each time from January 20, 2023 to the Extended Date by depositing into the Trust Account, for each one-month extension, the lesser of (a) $262,500 and (b) $0.0525 for each Class A ordinary share outstanding, and (iii) amend the articles of association to expand the methods that TETE may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. On January 18, 2023, 8,373,932 Public Shares were redeemed by a number of shareholders at a price of approximately $10.31 per share, in an aggregate principal amount of $86,353,662. Following the redemptions, there were 3,126,068 TETE Class A ordinary shares outstanding. On January 20, 2023, TETE issued an unsecured promissory note to its Sponsor, in the amount of $656,747 which amount was deposited into the trust account to extend the available time to complete a business combination to February 20, 2023. The Company subsequently deposited $164,119 per month into the trust account to further extend the Combination Period to July 20, 2023.

On July 18, 2023, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period up to twelve (12) times for an additional one (1) month each time, from July 20, 2023 to July 20, 2024; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to twelve (12) times for an additional one (1) month each time from July 20, 2023 to July 20, 2024, by depositing into the Trust Account, for each one-month extension, the lesser of (a) $144,000 and (b) $0.045 for each Class A ordinary share outstanding, and (iii) amend the amended and restated articles of association to provide for the right of a holder of TETE Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder. On July 18, 2023, 149,359 Public Shares were redeemed by a number of shareholders at a price of approximately $10.89 per share, in an aggregate principal amount of $1,626,736.79. Following the redemptions, there were 2,976,709 Public Shares outstanding. The Company deposited $133,951.91 into the trust account on a monthly basis to extend the Combination Period from July 20, 2023 to June 20, 2024.

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On June 7, 2024, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period up to seven (7) times for an additional one (1) month each time, from June 20, 2024 to January 20, 2025; (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the Combination Period up to seven (7) times for an additional one (1) month each time from June 20, 2024 to January 20, 2025, by depositing into the Trust Account, for each one-month extension, the lesser of (a) $60,000 and (b) $0.02 for each ordinary share outstanding. On June 7, 2024, 408,469 Public Shares were redeemed by a number of shareholders at a price of approximately $11.93 per share, in an aggregate principal amount of $4,872,513.12. Following the redemptions, there were 2,568,240 Public Shares outstanding. The Company subsequently deposited $51,364.80 per month into the trust account to extend the Combination Period from June 20, 2024 to January 20, 2025.

Each extension payment was loaned to the Company by the Sponsor pursuant to a promissory note and the Company will repay the aggregate amount contributed by the Sponsor for the extensions at Closing. As of May 31, 2026, the Sponsor has loaned the Company an aggregate of $1,524,822 for extension payments and the Company has issued the Sponsor promissory notes of an equivalent amount, which are convertible, at the Sponsor’s discretion, into 152,482 TETE Units upon consummation of the Business Combination at a price of $10.00 per unit. The loans are not interest-bearing and may be converted into Class A ordinary shares at Closing at the option of the Sponsor. Neither TETE, the Sponsor nor any other individual or entity received securities or other consideration in exchange for the extension payments.

On January 20, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by three (3) months from January 20, 2025 to April 20, 2025; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by three (3) months from January 20, 2025 to April 20, 2025. On January 20, 2025, 1,993,697 Public Shares were redeemed by a number of shareholders at a price of approximately $12.41 per share, in an aggregate principal amount of $24,739,495.83. Following the redemptions, there were 574,543 Public Shares outstanding. In connection with the extraordinary meeting of shareholders, on January 20, 2025, TETE entered into a non-redemption agreement (the “Non-Redemption Agreement”) with the Sponsor and certain institutional investors named therein (the “Investors”). Pursuant to the Non-Redemption Agreement, the Investors agreed that, in connection with the extraordinary meeting of shareholders, the Investors would not exercise their Redemption Rights, or they would rescind or reverse previously submitted redemption requests prior to the meeting. Under the terms of the Non-Redemption Agreement, provided the proposals were approved by the shareholders, TETE and the Sponsor agreed that, promptly following the consummation of the proposed business combination, the Sponsor shall forfeit 150,000 shares of Company common stock and TETE shall issue 150,000 ordinary shares of the post-closing company, in the aggregate, to the Investors (the “January New Shares”), for no additional consideration. The January New Shares shall be issued free and clear of any liens or other encumbrances, other than (x) pursuant to the provisions of the letter agreement, dated January 14, 2022, by and between TETE and the Sponsor, (y) restrictions on transfer imposed by the securities laws, and (z) any other agreement relating to the shares held by the Sponsor entered into in connection with the proposed business combination (which shall be no less favorable or more restrictive than what is agreed to by the Sponsor). At the Investors’ election, in lieu of receiving the January New Shares, following the satisfaction of Redemption Rights in connection with the consummation of the proposed business combination, TETE shall cause its transfer agent to pay to the Investors directly from TETE’s trust account an amount in cash equal to the product of (i) 150,000, (ii) thirty-percent, and (iii) the final per-share redemption price then available to Company stockholder (the “Share Consideration Payment”). In order to receive the Share Consideration Payment, the Investors shall not redeem thirty percent of the TETE publicly traded Class A shares held by the Investor at the time of the business combination redemption deadline.

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On April 16, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by three (3) months from April 20, 2025 to February 20, 2026; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, as amended, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by three (3) months from April 20, 2025 to February 20, 2026. On April 16, 2025, 3,561 Public Shares were redeemed by a number of shareholders at a price of approximately $12.65 per share, in an aggregate principal amount of $45,060.56. Following the redemptions, there were 570,982 Public Shares outstanding. In connection with the extraordinary meeting of shareholders, on April 14, 2025, TETE entered into a non-redemption agreement (the “Second Non-Redemption Agreement”) with the Investors. Pursuant to the Second Non-Redemption Agreement, the Investors agreed that, in connection with TETE’s extraordinary meeting of shareholders held on April 16, 2025, the Investors would not exercise their Redemption Rights, or they would rescind or reverse previously submitted redemption requests prior to the meeting. Under the terms of the Second Non-Redemption Agreement, provided the proposals were approved by the shareholders, TETE and the Sponsor agreed that, promptly following the consummation of the proposed business combination, the Sponsor shall forfeit 53.2% of 560,061 ordinary shares of the Company (the “April Forfeited Shares”) and TETE shall issue a number of shares of the post-closing company equal to such April Forfeited Shares to the Investors (the “April New Shares”), for no additional consideration. The April New Shares shall be issued free and clear of any liens or other encumbrances, other than (x) pursuant to the provisions of the letter agreement, dated January 14, 2022, by and between TETE and the Sponsor, (y) restrictions on transfer imposed by the securities laws, and (z) any other agreement relating to the shares held by the Sponsor entered into in connection with the proposed business combination (which shall be no less favorable or more restrictive than what is agreed to by the Sponsor). At the Investors’ election, in lieu of receiving the April New Shares, following the satisfaction of Redemption Rights in connection with the consummation of the proposed business combination, TETE shall cause its transfer agent to pay to the Investors directly from TETE’s trust account an amount in cash equal to the product of (i) 560,061, (ii) 53.2%, and (iii) the Share Consideration Payment. In order to receive the Share Consideration Payment in connection with the Second Non-Redemption Agreement, the Investors shall not redeem 53.2% of the TETE publicly traded Class A shares held by the Investor at the time of the business combination redemption deadline.

On August 20, 2025, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by six (6) months from August 20, 2025 to February 20, 2026; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by six (6) months from August 20, 2025 to February 20, 2026. On August 20, 2025, 560,061 Public Shares were redeemed by a number of shareholders at a price of approximately $12.84 per share, in an aggregate principal amount of $7,189,492.10. Following the redemptions, there were 10,921 Public Shares outstanding. TETE did not provide the public shareholders any incentives to not redeem their shares in connection with the August 20, 2025 extraordinary meeting of shareholders and did not enter into any non-redemption agreements in connection therewith.

On February 20, 2026, TETE held an extraordinary meeting of shareholders. During this meeting, TETE’s shareholders approved the proposals to (i) amend TETE’s amended and restated articles of association in existence at that time to give TETE the right to extend the Combination Period by six (6) months from August 20, 2026 to February 20, 2027; and (ii) amend TETE’s investment management trust agreement, dated as of January 14, 2022, by and between TETE and Continental Stock Transfer & Trust Company, to allow TETE to extend the Combination Period by six (6) months from August 20, 2026 to February 20, 2027. On February 20, 2026, 105 Public Shares were redeemed by a number of shareholders at a price of approximately $13.15 per share, in an aggregate principal amount of $1,381.20. Following the redemptions, there were 10,816 Public Shares outstanding. TETE did not provide the public shareholders any incentives to not redeem their shares in connection with the February 20, 2026 extraordinary meeting of shareholders and did not enter into any non-redemption agreements in connection therewith.

TETE has determined that there will not be sufficient time before August 20, 2026 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

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The Trust Agreement Amendment Proposal is essential to allowing TETE additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, and we do not consummate an initial business combination by August 20, 2026, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our warrants to purchase Ordinary Shares will expire worthless.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Ordinary Shares underlying the private placement units. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding Shares, including the Founder Shares, will be required to approve the Trust Agreement Amendment Proposal. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that subject to and conditional upon the effectiveness of the special resolution to amend and restate the Amended and Restated Articles of Association of the Company with respect to the Extension Amendment as set forth in Annex A, the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination by six months from August 20, 2026 to February 20, 2027”.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT TETE shareholders VOTE “FOR”

THE Trust Agreement Amendment Proposal.

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PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to TETE shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by TETE shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT TETE shareholders VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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BUSINESS OF TETE AND CERTAIN INFORMATION ABOUT TETE

General

TETE is a blank check company incorporated on October 21, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On January 20, 2022, the Company consummated the IPO of 11,500,000 TETE Units, including the full exercise of the underwriters’ over-allotment option, at $10.00 per Unit, generating gross proceeds of $115,000,000. Simultaneously with the consummation of the IPO, TETE consummated the private sale of 532,500 private placement units at a price of $10.00 per unit, for an aggregate purchase price of $5,325,000. Each private placement unit is identical to the units sold in IPO. A total of $116,725,000 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement units was placId in a Trust Account.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of TETE’s Ordinary Shares (including the shares held by TETE’s initial shareholders) as of August 7, 2026 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of TETE’ Ordinary Shares (including the shares held by TETE’s initial shareholders), by:

●	each person known by TETE to be the beneficial owner of more than 5% of TETE’s issued and outstanding Ordinary Shares;

●	each of TETE’ executive officers and directors that beneficially owns shares of TETE’s Ordinary Shares; and

●	all TETE’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 3,418,316 issued and outstanding shares (including 10,816 Public Shares, 2,875,000 Founder Shares and 532,500 Ordinary Shares underlying the private placement units) issued and outstanding as of August 7, 2026.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares (including the shares held by TETE’s initial shareholders) vote together as a single class.

Unless otherwise indicated, TETE believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Issued and Outstanding Ordinary Shares
Technology & Telecommunication LLC(1)(2)	3,407,500	99.7%
Tek Che Ng(1)	3,407,500	99.7%
Chow Wing Loke	-	-
Raghuvir Ramanadhan	-	-
Kiat Wai Du	-	-
Virginia Chan	-	-
All executive officers and directors as a group (5 individuals)	3,407,500	99.7%

(1)	Technology & Telecommunication LLC, our sponsor, is the record holder of the securities reported herein. Mr. Ng, or Chief Executive Officer of the company, is the manager of the sponsor and may be deemed to share beneficial ownership of the securities held of record by our sponsor. Mr. Ng disclaims any such beneficial ownership except to the extent of his pecuniary interest. The business address of each of our sponsor and the individuals listed herein is executive offices are located at C3-2-23A, Jalan 1/152, Taman OUG Parklane, Off Jalan Kelang Lama, 58200 Kuala Lumpur, Malaysia.

(2)	Interests shown consist solely of Insider Shares and the shares underlying the private placement units.

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HOUSEHOLDING INFORMATION

Unless TETE has received contrary instructions, TETE may send a single copy of this proxy statement to any household at which two or more shareholders reside if TETE believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce TETE’s expenses. However, if shareholders prefer to receive multiple sets of TETE’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of TETE’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact TETE at the following address and e-mail address:

Technology & Telecommunication Acquisition Corporation

Lot 1.02, Level 1,

Glo Damansara, 699, Jalan Damansara

OFF JALAN KELANG LAMA

58200 Kuala Lumpur, Malaysia

Attention: Chief Executive Officer

Email: tekche.ng@tete-acquisition.com

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

TETE files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. TETE’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of TETE’s filings with the SEC (excluding exhibits) at no cost by contacting TETE at the address and/or telephone number below.

If you would like additional copies of this proxy statement or TETE’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact TETE at the following address and e-mail address:

Technology & Telecommunication Acquisition Corporation

Lot 1.02, Level 1,

Glo Damansara, 699, Jalan Damansara

OFF JALAN KELANG LAMA

58200 Kuala Lumpur, Malaysia

Attention: Chief Executive Officer

Email: tekche.ng@tete-acquisition.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from TETE’s proxy solicitation agent at the following address, telephone number and e-mail address:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect) or

Email: TETE.info@investor.morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a TETE’s shareholder and would like to request documents, please do so by August 13, 2026, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from TETE, such documents will be mailed to you by first class mail or another equally prompt means.

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ANNEX A

Companies Act (Revised)

Company Limited by Shares

Technology & Telecommunication Acquisition Corporation

AMENDED & RESTATED ARTICLES of association

(Adopted by special resolution passed on [date])

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Companies Act (Revised)

Company Limited by Shares

Amended & Restated Articles of Association

of

Technology & Telecommunication Acquisition Corporation

(Adopted by special resolution passed on [date])

1	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force.

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Amendment has the meaning ascribed to it in Article 37.11.

Amendment Redemption Event has the meaning ascribed to it in Article 37.11.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Approved Amendment has the meaning ascribed to it in Article 37.11.

Articles means, as appropriate:

(a)	these articles of association as amended from time to time: or

(b)	two or more particular articles of these Articles;

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(c)	and Article refers to a particular article of these Articles.

Audit Committee means the audit committee of the Company formed pursuant to Article 22.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

Automatic Redemption Event shall have the meaning given to it in Article 37.2.

Business Combination shall mean the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction, with a Target Business at Fair Value, as set out further in Article 37.

Business Day means a day other than (a) a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City (b) a Saturday or (c) a Sunday.

Cayman Islands means the British Overseas Territory of the Cayman Islands.

Class A Share means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

Class B Share means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

Class B Share Entitlement means the right of the holders of the Class B Shares (including on an as-converted basis) to 20 per cent. of all entitlements to income and capital arising in respect of all Shares in issue from time to time.

Clear Days, in relation to a period of notice, means that period excluding:

(a)	the day when the notice is given or deemed to be given; and

(b)	the day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to Article 22.8 hereof, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

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Designated Stock Exchange means Nasdaq Global Market or any other national securities exchange on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Equity-Linked Securities means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination.

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Initial Shareholders means the Sponsor, the directors and officers of the Company or their respective Affiliates who hold Shares prior to the IPO.

IPO means the initial public offering of units, consisting of Shares and warrants of the Company and rights to receive Shares of the Company.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the memorandum of association of the Company as amended from time to time.

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Nominating and Corporate Governance Committee means the compensation committee of the board of directors of the Company established pursuant to Article 22.8 hereof, or any successor committee.

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 2.4) sold in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Per-Share Redemption Price means:

with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account (including interest not previously released to us, which shall be net of taxes payable, and less interest to pay dissolution expenses) divided by the number of then outstanding Public Shares;

with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account (net of taxes payable), divided by the number of then outstanding Public Shares.

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company.

Public Share means the Class A Shares included in the units issued in the IPO (as described in Article 2.4).

Redemption Offer has the meaning ascribed to it in Article 37.5(b).

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Registration Statement has the meaning ascribed to it in Article 37.10.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

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Share means a Class A Share, Class B Share or a Preference Share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act.

Sponsor means Technology & Telecommunication LLC, a Cayman Islands limited liability company and its successors and assigns, being the majority Initial Shareholder immediately prior to the consummation of the IPO.

Sponsor Group or Sponsor Group Related Person means the Sponsor and its respective Affiliates, successors and assigns, as defined in Articles 39.1.

Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination.

Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Tender Redemption Offer has the meaning ascribed to it in Article 37.5(a).

Termination Date has the meaning given to it in Article 37.2.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 2.16.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

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Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

Exclusion of Table A Articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

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2	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and these Articles and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide, save that the directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion described at Article 36. No Share may be issued at a discount except in accordance with the provisions of the Act.

2.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Notwithstanding the above, following an IPO and prior to a Business Combination, except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 36 where the holders of such Shares have waived any right to receive funds from the Trust Account, the Company may not issue additional Shares that would entitle the holders thereof to (a) receive funds from the Trust Account or (b) vote as a class with our Public Shares (i) on any Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of any Business Combination or (ii) to approve an amendment to these Articles to (x) extend the time we have to consummate a Business Combination or (y) amend the foregoing provisions of this Article.

2.3	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

2.4	The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the managing Underwriter determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

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2.5	Each Share in the Company confers upon the Member:

(a)	subject to Article 34, the right to one vote at a meeting of the Members of the Company or on any resolution of Members;

(b)	the right to be redeemed on an Automatic Redemption Event in accordance with Article 37.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Article 37.5 or pursuant to an Amendment Redemption Event in accordance with Article 37.11;

(c)	a pro rata right in any dividend paid by the Company; and

(d)	subject to satisfaction of and compliance with Article 37, a pro rata right in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Article 37, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Shares that are not Public Shares.

Power to issue fractions of a Share

2.6	Subject to the Act, the Company may, but shall not otherwise be obliged to, issue fractions of a Share of any class or round up or down fractional holdings of Shares to its nearest whole number. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.7	The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

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2.8	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.9	Except as required by Applicable Law:

(a)	the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

2.10	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.11	For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

2.12	Notwithstanding Article 2.10, unless the proposed variation is for the purposes of approving, or in conjunction with, the consummation of a Business Combination, prior to a Business Combination but subject always to the limitations set out in Article 34 in respect of amendments to the Memorandum and Articles, the rights attached to the Shares as specified in Article 2.5 may only, whether or not the Company is being wound up, be varied by a Special Resolution, and any such variation that has to be approved under this Article shall also be subject to compliance with Article 37.11.

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Effect of new Share issue on existing class rights

2.13	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

2.14	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

2.15	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.16	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.17	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

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2.18	The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

2.19	Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.20	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

3	Register of Members

3.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

3.2	The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

3.3	The title to Public Shares may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with Article 40B of the Act.

4	Share certificates

Issue of share certificates

4.1	A Member shall only be entitled to a share certificate if the directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the directors may determine. If the directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the directors may issue to any Member:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

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(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

4.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing the same number of relevant Shares shall have been surrendered and cancelled.

4.3	Every certificate shall bear legends required under the Applicable Laws.

4.4	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

4.5	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery. Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of an instrument of transfer with the Company.

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5	Lien on Shares

Nature and scope of lien

5.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those moneys are presently payable.

5.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

5.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

5.4	The Shares may be sold in such manner as the directors determine.

5.5	To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

5.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

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Consequences of sale of Shares to satisfy lien

5.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

5.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)	if no certificate for the Shares was issued, at the date of the sale; or

(b)	if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

6	Calls on Shares and forfeiture

Power to make calls and effect of calls

6.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

6.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

6.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

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Time when call made

6.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

6.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

6.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

6.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

6.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

6.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

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Notice of default

6.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

6.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

6.12	If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

6.13	The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

6.14	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

6.15	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

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6.16	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those moneys before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

6.17	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

6.18	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

7	Transfer of Shares

Form of transfer

7.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the SEC, the Designated Stock Exchange and federal and state securities laws of the United States, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

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7.2	The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

7.3	If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 2.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

7.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

7.5	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

8	Transmission of Shares

Persons entitled on death of a Member

8.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

8.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

8.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

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8.4	That person must produce such evidence of his entitlement as the directors may properly require.

8.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

8.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

8.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

8.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

8.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

9	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

9.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

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(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

9.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)	distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

9.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

10	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

10.1	Subject to the Act and Article 37, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

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(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

10.2	With respect to redeeming or repurchasing the Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 37.5;

(b)	Class B Shares held by the Sponsor shall, following consummation of the IPO, be surrendered by the Sponsor on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B Shares will at all times represent 20% of the Company’s issued Shares after the IPO; and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 37.5.

Power to pay for redemption or purchase in cash or in specie

10.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 10.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

10.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(b)	the price for the Share; and

(c)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(d)	the Member’s name shall be removed from the Register of Members with respect to the Share; and

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(e)	the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

10.5	For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 10.2(a), 10.2(b) and 10.2(c) above shall not require further approval of the Members.

11	Meetings of Members

Power to call meetings

11.1	To the extent required by the Designated Stock Exchange, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange) be obliged to, in each year hold any other general meeting.

11.2	The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

11.3	Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

11.4	All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

11.5	The directors may call a general meeting at any time.

11.6	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

11.7	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

11.8	The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

11.9	The requisition must also:

(a)	specify the purpose of the meeting.

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(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)	be delivered in accordance with the notice provisions.

11.10	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

11.11	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

11.12	Members seeking to bring business before the annual general meeting or to nominate candidates for election as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

11.13	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

(b)	if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

11.14	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

11.15	At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

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(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Persons entitled to receive notice

11.16	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

11.17	Subject to the Act or the rules of the Designated Stock Exchange, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

11.18	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

11.19	A website notice is deemed to be given when the Member is given notice of its publication.

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Required duration of publication on a website

11.20	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

11.21	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

11.22	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

12	Proceedings at meetings of Members

Quorum

12.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than a majority of the issued and outstanding Shares entitled to attend and vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

Lack of quorum

12.2	If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

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Use of technology

12.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Chairman

12.4	The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

12.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

12.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment

12.7	The chairman may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

12.8	Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

12.9	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

12.10	A poll demanded on the question of adjournment shall be taken immediately.

12.11	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

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12.12	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

12.13	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

12.14	If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

12.15	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

12.16	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

12.17	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

12.18	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

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(b)	all Members entitled so to vote :

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

12.19	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

12.20	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

12.21	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

13	Voting rights of Members

Right to vote

13.1	Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

13.2	Members may vote in person or by proxy.

13.3	Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

13.4	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

13.5	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

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Rights of joint holders

13.6	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

13.7	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

13.8	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

13.9	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

13.10	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

13.11	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

13.12	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

13.13	If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

13.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

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13.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

13.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

13.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

13.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

13.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

13.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

13.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

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(ii)	to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

13.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

13.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

13.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

14	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and there shall be no maximum.

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15	Appointment, disqualification and removal of directors

No age limit

15.1	There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

15.2	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.

No shareholding qualification

15.3	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

15.4	The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. Immediately prior to the consummation of the IPO, the existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

15.5	Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a director or may by Ordinary Resolution of the holders of the Class B Shares remove any director. For the avoidance of doubt, prior to the closing of a Business Combination holders of Class A Shares shall have no right to vote on the appointment or removal of any director. Prior to the closing of a Business Combination, this Article may only be amended by a Special Resolution passed by holders representing at least 90% of the outstanding Class B Shares.

15.6	Subject to Article 15.4 and 15.5, the Company may by Ordinary Resolution appoint any person to be a director.

15.7	Subject to death, resignation or removal, and with the exception of those directors appointed prior to the first annual general meeting of the Company, each director shall serve a term of office that will expire at the third succeeding annual general meeting after their appointment or election.

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15.8	A director may be removed from office with or without cause by:

(a)	(following the consummation of the Business Combination but not at any time before) an Ordinary Resolution passed at a meeting of Members called for the purposes of removing the director or for purposes including the removal of the director; or

(b)	subject to Article 15.4 and 15.5, a resolution of directors passed at a meeting of directors.

15.9	The directors shall have power at any time to appoint any person to be a director who:

(a)	is recommended as a director nominee by a majority of the Independent Directors; and

(b)	is willing to act as a director,

either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any director. After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director.

15.10	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

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(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

15.11	A remaining director may appoint a director even though there is not a quorum of directors.

15.12	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

15.13	For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

15.14	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

15.15	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

15.16	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Cayman Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)	all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other directors.

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16	Alternate directors

Appointment and removal

Until the consummation of a Business Combination, a director may not appoint an alternate. Following the consummation of a Business Combination, Articles 16.2 to 16.5 inclusive shall apply.

Subject to Article 16.1, any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 31.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 16.4(c)).

16.1	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 16.4.

16.2	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 16.2.

16.3	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 31.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

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(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 31.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

16.4	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

16.5	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

16.6	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

16.7	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointer ceases to be a director

16.8	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

16.9	An alternate director shall carry out all functions of the director who made the appointment.

16.10	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

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16.11	An alternate director is not the agent of the director appointing him.

16.12	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

16.13	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

17	Powers of directors

Powers of directors

17.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

17.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

17.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as vice-chairman of the board of directors;

(c)	as managing director;

(d)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

17.4	The appointee must consent in writing to holding that office.

17.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

17.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

17.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

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(b)	to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

17.8	The Secretary or Officer must consent in writing to holding that office.

17.9	A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

Remuneration

17.10	The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

17.11	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

17.12	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

17.13	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

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18	Delegation of powers

Power to delegate any of the directors’ powers to a committee

18.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-directors so long as the majority of those persons are directors.

18.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

18.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

18.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

Power to appoint an agent of the Company

18.5	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

18.6	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

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18.7	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

18.8	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

18.9	Articles 16.1 to 16.5 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

18.10	A proxy is an agent of the director appointing him and is not an officer of the Company.

19	Meetings of directors

Regulation of directors’ meetings

19.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

19.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

19.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

19.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

19.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

19.6	A director participating in this way is deemed to be present in person at the meeting.

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Place of meetings

19.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

19.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

19.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

19.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

19.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

19.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

19.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

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19.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

19.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

20	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

20.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

20.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

20.3	Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

20.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

20.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

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(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Voting where a director is interested in a matter

20.6	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

20.7	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

21	Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

22	Accounts and audit

Accounting and other records

22.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

22.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

22.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

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(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

22.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

22.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

22.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

22.7	The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

22.8	The directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee). Any such delegation may be made subject to any conditions the directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the directors. Subject to any such conditions, the proceedings of a committee of directors shall be governed by the Articles regulating the proceedings of directors, so far as they are capable of applying. The composition and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange and the directors may adopt formal written charters for such committees. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

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22.9	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

22.10	At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

22.11	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

22.12	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

22.13	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

22.14	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

22.15	Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

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23	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

24	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)	calling a general meeting;

(b)	declaring or paying a dividend;

(c)	making or issuing an allotment of Shares; or

(d)	conducting any other business required pursuant to these Articles.

(e)	The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

25	Dividends

Declaration of dividends by Members

25.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

25.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

25.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

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(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

25.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

25.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

25.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

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Power to pay other than in cash

25.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

25.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

25.9	For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

25.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

25.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

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Dividends or other moneys not to bear interest in absence of special rights

25.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

25.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

25.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

26	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

26.1	The directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

26.2	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

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26.3	Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

27	Share premium account

Directors to maintain share premium account

27.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

27.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

27.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

28	Seal

Company seal

28.1	The Company may have a seal if the directors so determine.

Duplicate seal

28.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

28.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

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If no seal is adopted or used

28.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

28.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

28.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

29	Indemnity

Indemnity

29.1	To the maximum extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

No such existing or former Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

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29.2	To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary or that Officer for those legal costs.

Release

29.3	To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Insurance

29.4	To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

29.5	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

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30	Notices

Form of notices

30.1	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

30.2	Without limitation to Articles 16.2 to 16.5 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 18.8 to 18.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

30.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

30.4	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

30.5	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

30.6	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

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Signatures

30.7	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

30.8	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

30.9	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

30.10	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

30.11	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

30.12	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

30.13	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Cayman Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Cayman Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See the Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

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Saving provision

30.14	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.

31	Authentication of Electronic Records

Application of Articles

31.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 31.2 or Article 31.4 applies.

Authentication of documents sent by Members by Electronic means

31.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 31.7 does not apply.

31.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 31.7 applies.

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Authentication of document sent by the Secretary or Officers of the Company by Electronic means

31.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 31.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

31.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 31.7 applies.

Manner of signing

31.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

31.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

32	Transfer by way of continuation

32.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Cayman Islands; or

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(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

32.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

33	Winding up

Distribution of assets in specie

33.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

33.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

33.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

34	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

34.1	Subject to the Act and Article 34.2, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

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Power to amend these Articles

34.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part save that no amendment may be made to the Memorandum or Articles to amend:

(a)	Article 37 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Article 37.11; or

(b)	this Article 34.2 during the Target Business Acquisition Period; and

(c)	Article 15.5 unless in accordance with the terms thereof.

35	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

36	Class B Share Conversion

36.1	Save and except for the conversion rights referred to in this Article 36 and as otherwise set out in these Articles, subject to Article 2.10, the rights attaching to all Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters.

36.2	Class B Shares shall automatically convert into Class A Shares on a one for one basis (the Conversion Ratio): (a) at any time and from time to time at the option of the holders thereof; and (b) automatically on the day of the closing of a Business Combination.

36.3	In order to give effect to the Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at the Conversion Ratio (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.

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36.4	Notwithstanding anything to the contrary contained herein, the Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in Article 2.10 hereof.

36.5	The Conversion Ratio shall also take into account any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

36.6	Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

36.7	References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

36.8	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than the Conversion Ratio.

37	Business Combination

37.1	Articles 37.1 to 37.11 shall terminate upon consummation of any Business Combination.

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37.2	The Company has until 55 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 55 months of the closing of the IPO, the Company may, by resolution of directors, if requested by the Sponsor, extend the period of time to consummate a Business Combination by six (6) months (for a total of up to 61 months to complete a Business Combination). In the event that the Company does not consummate a Business Combination within 55 months from the closing of the IPO or within up to 61 months from the closing of the IPO (subject in the latter case to valid one month extensions having been made in each case (such date falling 55 months or up to 61 months, as applicable, after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

37.3	Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the directors, the directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

37.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

37.5

(a)	In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Article 37.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their Affiliates or the directors or officers of the Company pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

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(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Article 37.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their Affiliates or the directors or officers of the Company, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any Affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

(c)	The Company will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least US$5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.

37.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

37.7	Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 36 where the holders of such Shares have waived any right to receive funds from the Trust Account, prior to a Business Combination, the Company will not issue any securities (other than Public Shares) that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

37.8	In the event the Company enters into a Business Combination with a company that is Affiliated with the Sponsor or any of the directors or officers of the Company, the Company will obtain an opinion from an independent investment banking firm or independent accounting firm that such a Business Combination is fair to the holders of the Public Shares from a financial point of view.

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37.9	The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

37.10	Immediately after the Company’s IPO, that amount of the proceeds received by the Company in or in connection with the IPO (including proceeds of any exercise of the underwriter’s over-allotment option and any proceeds from the simultaneous private placement of like units comprising like securities to those included in the IPO by the Company) as is described in the Company’s registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective as shall be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Article 37. Neither the Company nor any officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Article 37, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations.

37.11	In the event the directors of the Company propose any amendment to Article 37 or to any of the other rights of the Shares as set out at Article 2.5 prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Article 37 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is duly approved by a Special Resolution of the Members (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their Affiliates or the directors or officers of the Company pursuant to such offer, whether or not such holders accept such offer.

38	Certain Tax Filings

38.1	Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director or officer of the Company. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

39	Business Opportunities

39.1	In recognition and anticipation of the facts that: (a) directors and Officers of the Company may serve as directors and/or officers of other entities which engage in the same or similar activities or related lines of business as those in which the Company engages; (b) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (c) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Sponsor Group and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its directors, Officers and Members in connection therewith.

A-67

39.2	To the fullest extent permitted by Applicable Law, the directors and Officers of the Company, the Sponsor Group and the Sponsor Group Related Persons (each of the foregoing, a Relevant Person) shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for either a Relevant Person, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, a Relevant Person shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, director and/or Officer of the Company solely by reason of the fact that such Relevant Person pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company, unless such opportunity is expressly offered to such Relevant Person solely in their capacity as a director or Officer of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3	Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and a Relevant Person, about which a director and/or officer of the Company who is also a Relevant Person acquires knowledge unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one that the Company are legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue.

39.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 7 (this “Amendment”), dated as of [●], 2026, to the Investment Management Trust Agreement (as defined below) is made by and between Technology & Telecommunication Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of January 14, 2022 (as amended on by Amendment No. 1, Amendment No.2, Amendment No.3, Amendment No. 4 Amendment No. 5, and Amendment No. 6 thereto, the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Extraordinary General Meeting of the Company held on August 20, 2026 (the “Extraordinary General Meeting”), the Company’s shareholders approved a proposal to amend the Company’s amended and restated articles of association (the “A&R COI”) and the Trust Agreement giving the Company the right to extend the date by which it has to consummate a business combination by six (6) months from August 20, 2026 until February 20, 2027 (i.e., for up to a period of time ending sixty-one (61) months after the consummation of its initial public offering); and

B-1

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (A) the date that is 55 months after the closing of the IPO (“Closing”), or (B) if the President, Chief Executive Officer or Chairman of the Board extends the time to complete a Business Combination by six (6) months, the date that is 61 months after the Closing; but if the Company has not completed a Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of the Last Date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i) the Trustee shall keep the Trust Account open until three (3) months following the date the Property has been distributed to the Public Shareholders.

3. Amendments to Definitions. (i) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated January 14, 2022, by and between Technology & Telecommunication Acquisition Corporation and Continental Stock Transfer & Trust Company, as amended from time to time.”

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION

By:
Name:	Tek Che Ng
Title:	Chief Executive Officer

2

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK *** EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m. Eastern Time, on August 19, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy.com/tete/ext2026

>< MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature ____________________ **Signature, if held jointly** ____________________ **Date**__________, **2026**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Stockholders to be held on August 20, 2026

To view the Proxy Statement and to Attend the Extraordinary General Meeting, please go to: https://www.cstproxy.com/tete/ext2026

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TECHNOLOGY & TELECOMMUNICATION ACQUISITION CORPORATION

EXTRAORDINARY GENERAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 20, 2026

The undersigned appoints Tek Che Ng and Jaq Chan, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Technology & Telecommunication Acquisition Corporation held of record by the undersigned at the close of business on August 4, 2026 at the Extraordinary General Meeting of Stockholders of Technology & Telecommunication Acquisition Corporation to be held virtually at **https://www.cstproxy.com/tete/ext2026** on August 20, 2026, at 9:00 a.m. Eastern Time or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)